EXHIBIT 10.9

                               SECURITY AGREEMENT
                                (Braintech, Inc.)

     THIS SECURITY AGREEMENT (the "Agreement") is made the 27th day of March, 2009, by BRAINTECH, INC., a Nevada corporation (the "Debtor"), in favor of ROYAL BANK OF CANADA and its assigns (the "Secured Party") to induce the Secured Party to extend or continue credit facilities (collectively the "Loans") to the Debtor. For valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Debtor), including without limitation the agreement of the Secured Party to make or continue any one or more of the Loans, the Debtor hereby represents, warrants and agrees as follows for the benefit of the Secured Party:
1. Grant of Security Interest. The Debtor hereby grants to the Secured Party a security interest in all of its now owned or hereafter acquired goods and other personal property, including all tangible and intangible items and including without limitation the following:

     (a) Equipment, Etc. All of the Debtor's right, title and interest (if any) in equipment, supplies, fittings, furnishings and other items of any kind ordered, obtained, or possessed by the Debtor or for its account, whether held by the Debtor, by sellers under any contracts for the purchase of equipment or by others, together with any product into which such equipment may be processed, manufactured or assembled and together with all substitutions for said equipment and all parts, instruments, accessories, alterations, modifications, replacements, additions and accessions to said equipment (collectively, the "Equipment");

     (b) Inventory, Etc. All of the Debtor's right, title and interest in inventory and stock in trade of the Debtor including, without limitation, all computer hardware and software products wherever located, raw materials, work in progress, materials used or consumed in the Debtor's business, finished goods, returned goods and goods traded in (collectively, the "Inventory");

     (c) Accounts, Contract Rights, Deposits, Etc. All of the Debtor's right, title and interest in (i) all accounts, (ii) all contract rights,
          (iii) all chattel paper, (iv) all documents, documents of title, drafts, checks, acceptances, bonds, letters of credit, notes or other negotiable and non-negotiable instruments, bills of exchange, deposits, certificates of deposit, insurance policies and any other writings evidencing a monetary obligation or security interest in or a lease of personal property, (v) all licenses, leases, contracts or agreements, (vi) all letter of credit rights, (vii) all general intangibles, including without limitation, all payment intangibles, judgments, choses in action, patents, trademarks, trade names, service marks, licenses, copyrights and the like whether registered or not, and whether or not used or to be used by the Debtor, including, with respect to all of said property, without limitation, all rights corresponding thereunder throughout the world, all renewals thereof, all license royalties with respect thereto, all claims for damages, profits and proceeds by reason of past, present and future infringements, and all rights to sue therefor; (viii) all guarantees and other personal property securing the payment or performance of any of the foregoing (collectively, the "Accounts") and (ix) all balances, credits, deposits, accounts or monies of or in the name of the Debtor in the possession or control of, or in transit to, the Secured Party (the "Deposits");

     (d) Documents. All of the Debtor's right, title, and interest in and to books, correspondence, credit files, records, invoices, and other documents, including, without limitation, all tapes, disks, cards, computer runs and other papers or documents in the possession or control of the Debtor; all records and data relating to the Collateral (as hereinafter defined), whether in the form of writings, photographs, microfilm, microfiche, or electronic media, together with all of the Debtor's right, title and interest in and to all computer software necessary to use, create, maintain and process such records or data on electronic media, and including correspondence, invoices, shipping documents and records, sales slips, orders and order acknowledgements, and sales contracts (collectively, the "Documents");

     (e) Fixtures. All of the Debtor's right, title, and interest in and to all fixtures affixed to or to become affixed to any real property owned, leased or operated by the Debtor or otherwise used in connection with the business or operations of the Debtor (collectively, the "Fixtures");

     (f) Investment Property. All of the Debtor's right, title and interest in and to investment property and financial assets including, without limitation, all stocks, bonds, debentures, notes, bills, certificates, options, rights, shares, or other securities now or hereafter owned or acquired, all dividends or distributions in respect thereof and all brokerage or commodities accounts (collectively, the "Investment Property"); and

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     (g)  Proceeds and Products. All cash and noncash proceeds (including rents, royalties, and insurance proceeds) and products of any of the Debtor's now owned or hereafter acquired goods and other real and personal property including without limitation the items of property described in paragraphs (a) through (f) above.

     The items of property described in this Section 1 are herein referred to collectively as the "Collateral." All terms used and not otherwise defined herein shall have the meaning set forth in Article 9 of the Uniform Commercial Code as in effect from time to time in the State of Nevada.

2. Obligations Secured. The security interest in the Collateral is given as general and continuing security for the payment, performance and satisfaction of any and all indebtedness and liability of the Debtor to the Secured Party (including interest thereon), present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred and any ultimate unpaid balance thereof, including all advances on current or running account and all future advances and re-advances, and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether the Debtor be bound alone or with another or others, and including without limitation, the indebtedness and liability of the Debtor to the Secured Party under or arising in connection with the following:

     (a)  the Debtor's payment obligations with respect to the Loans;

     (b) the Debtor's obligations with respect to payment of any costs and expenses incurred or advances made by the Secured Party pursuant to this Agreement or any other documents executed by the Debtor securing or relating to the Loans and/or the Collateral, whether executed prior to, contemporaneously with or subsequent to this Agreement (this Agreement, the commitment letters relating to the Loans and such other documents are herein collectively referred to as the "Loan Documents") to protect the Collateral or fulfill the Debtor's obligations under the Loan Documents, together with interest thereon from the time such costs and expenses are incurred or advances made, at a per annum rate equal to:

          (i) with respect to the portion or portions of the Loans payable in Canadian currency, the sum of the Canadian Prime Rate (as hereinafter) plus 5% per annum (the "Canadian Default Rate"); and

          (ii) with respect to the portion or portions of the Loans payable in U.S. currency, the sum of the U.S. Base Rate (as hereinafter) plus 5% per annum (the "U.S. Default Rate");

          but in either case not in excess of the maximum rate permitted by applicable law. The Canadian Default Rate and the U.S. Default Rate are collectively referred to as the "Default Rates";

          As used herein, "Canadian Prime Rate" means, for any day, the annual rate of interest determined and announced from time to time by the Secured Party as its reference rate then in effect for determining interest rates on commercial loans made in Canadian currency in Canada and "U.S. Base Rate" means, for any day, the annual rate of interest determined and announced from time to time by the Secured Party as its reference rate then in effect for determining interest rates on commercial loans made in US currency in Canada;

          Any change in the Canadian Prime Rate or the U.S. Base Rate shall be effective on the date such change becomes effective;

     (c) Performance of each agreement, term and condition set forth or incorporated by reference herein or in any other Loan Document;

     (d) Payment and performance of any additional existing or future obligations of the Debtor to the Secured Party; and

     (e) any and all amendments, modifications, renewals and/or extensions of any of the foregoing including, but not limited to, amendments, modifications, renewals or extensions which are evidenced by new or additional instruments, documents or agreements or which change the rate of interest on any obligation secured hereby,

     (collectively the "Obligations").

3. Representations, Warranties and Covenants. The Debtor hereby represents, warrants and covenants as follows:

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     (a)  The Debtor is a corporation duly incorporated under the laws of the
          State of Nevada. The Debtor's principal place of business and chief executive office is at the address set forth under the Debtor's signature below. The Debtor's organization identification number is also set forth under the signature below. The Debtor will not change its form or jurisdiction of organization without giving at least fifteen (15) days' prior written notice thereof to the Secured Party and taking, at the Debtor's sole expense, all actions requested by the Secured Party to maintain and preserve the Secured Party's security interest in the Collateral as a valid, enforceable, perfected, first priority security interest, including, but not limited to, filing financing statements specified by the Secured Party.

     (b) The Debtor has full power and authority to enter into this Agreement, grant to the Secured Party a valid security interest in the Collateral and perform all of its obligations under this Agreement. The execution, delivery and performance by the Debtor of this Agreement do not contravene the Debtor's constating documents, or violate any provision of any statute, law, rule, regulation, judgment, order or decree and will not conflict with, or constitute a breach or default under, any indenture, loan agreement, contract or other agreement or instrument to which the Debtor is a party or by which the Debtor or any of its property is bound.

     (c) No authorization, consent or approval or other action by, and no notice to or other filing with, any governmental authority or regulatory body is required for the grant by the Debtor of the security interest granted hereby, the due execution and delivery by the Debtor of this Agreement or the performance by the Debtor of any of its obligations hereunder, except filing of a financing statement in the office of the Secretary of State of the State of Nevada.

     (d) This Agreement has been duly executed and delivered by the Debtor and is the Debtor's legal, valid and binding obligation, enforceable against the Debtor in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting the enforceability of rights of creditors generally and to general equitable principles that may limit the right to obtain equitable remedies. This Agreement creates in the Secured Party's favor a valid and, upon the filing of an appropriate financing statement in the office of the Secretary of State of the State of Nevada, perfected (to the extent perfection is obtained by the filing of such financing statement) lien on and security interest in the Collateral, enforceable against the Debtor and all third parties and superior in right to all other existing security interests, liens, encumbrances or charges, existing or future. Upon such filing, no filing or recording of any other financing statement or other instrument and no recording, filing or indexing of this Agreement is necessary in order to preserve and protect the Secured Party's security interest in the Collateral as a legal, valid and enforceable, perfected (to such extent) security interest in the Collateral, except filing of appropriate continuation statements with respect to financing statements.

     (e) Except for the security interest granted hereby and the security interest granted to the providers of letters of credit in support of the Secured Party's loan(s) to the Debotr, the Debtor is, and as to any Collateral acquired by the Debtor after the date hereof will be, the owner and holder of all the Collateral free and clear of any security interest, lien, charge, encumbrance or other adverse claim, and the Debtor will defend all of the Collateral, whether now owned or hereafter acquired, against all claims and demands of all persons at any time claiming the same or any interest therein, and will take all steps to maintain the security interest of the Secured Party as a valid and fully perfected lien of first priority.

     (f) The Debtor has not changed its name since 1994 nor has it been the surviving entity in a merger or acquired the assets of any other business prior to the date hereof. The Debtor has not utilized any trade names in the conduct of its business. The Debtor will not change its name or the location of its principal place of business or chief executive office without giving at least fifteen (15) days' prior written notice to the Secured Party of any such proposed change or utilization and taking, at the Debtor's sole expense, all actions requested by the Secured Party to maintain and preserve the Secured Party's security interest in the Collateral as a valid, enforceable, perfected, first priority security interest including, but not limited to, filing financing statements specified by the Secured Party.

     (g) No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office in any jurisdiction, other than financing statements in favor of the Secured Party. The Debtor authorizes the Secured Party to prepare and file financing statements without the signature of the Debtor where permitted by law and, if the Debtor's signature shall be required, the Debtor irrevocably appoints the Secured Party as the Debtor's agent for the purpose of signing and filing such financing statements. The Debtor further authorizes description of the Collateral on financing statements and other public filings using generic terms such as "all assets" and "all personal property". The Debtor promises to pay to the Secured Party all fees and expenses incurred in filing financing statements and any continuation statements or amendments thereto, which fees and expenses shall become a part of the Obligations secured by this Agreement. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed by the Secured Party in accordance with the provisions of this Section.

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     (h)  On the request of the Secured Party from time to time, the Debtor shall duly endorse and deliver to the Secured Party all instruments or documents, the possession of which is necessary to perfect the Secured Party's interest in any of the Collateral hereunder and take, at the Debtor's sole expense, all actions requested by the Secured Party to maintain and preserve the Secured Party's security interest in the Collateral as a valid, enforceable, perfected, first priority security interest.

     (i) Except for sales of inventory and expenditures made in the ordinary course of the Debtor's business prior to an Event of Default hereunder, the Debtor will not sell, assign or offer to sell or assign or otherwise transfer the Collateral, either in whole or in part, or any interest therein without the prior written consent of the Secured Party. The Debtor will not, without the prior written consent of the Secured Party, create or permit to exist any security interest, lien, charge, encumbrance or other adverse claim on any of the Collateral, other than the security interest in favour of the Secured Party created by this Agreement.

     (j) The Debtor will fully and punctually perform any duty required of it in connection with the Collateral and will not take any action, including the amendment of any contract or the waiver of any contract rights, which will impair, damage or destroy the Secured Party's rights with respect to the Collateral or hereunder or the value thereof.

     (k) The Debtor will take such action as may be requested from time to time by the Secured Party to ensure the Secured Party's "control" over all deposit accounts, securities accounts, letters of credit and electronic chattel paper included in the collateral. The Debtor will deliver, on request, to the Secured Party originals of (i) all instruments or tangible chattel paper in excess of $50,000 and (ii) all certificated securities, in each case, duly indorsed to the Secured Party or indorsed in blank (or accompanied by stock or bond powers duly indorsed in blank).

4. Taxes. The Debtor will pay before delinquency any taxes which are or may become through assessment or distraint or otherwise a lien or charge on the Collateral and will pay any tax which may be levied on any Obligation secured hereby.

5. Maintenance of Collateral; Inspection of Books and Records. The Debtor will keep the Collateral in good repair and the Secured Party may inspect the Collateral at reasonable times and intervals and with reasonable notice to the Debtor and may for this purpose enter any premises upon which the Collateral is located, including, but not limited to, the Debtor's facilities within normal business hours. The Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and detailing sales or other transfers of the Collateral and payments received or accounts owing with respect to the Collateral for the periods specified by the Secured Party and such other reports in connection with the Collateral as the Secured Party may reasonably request, in writing, all in reasonable detail. Upon the Secured Party's written request, the Debtor will permit the Secured Party or its duly authorized representatives to examine its books and records during the Debtor's regular business hours and shall furnish to the Secured Party such financial statements and other financial data as the Secured Party may reasonably request from time to time.

6. Tangible Collateral. With respect to the Equipment, Inventory, Documents, and Fixtures (collectively, the "Tangible Collateral"):

     (a) The Tangible Collateral is and will be used primarily for business purposes.

     (b) All Tangible Collateral is and will be kept at the address set forth next to the Debtor's signature hereto or at Debtor's other offices.

     (c) The Debtor has and will maintain insurance on and with respect to the Tangible Collateral against loss or damage by fire, theft and such other risks as are customarily insured against by persons similarly situated to the Debtor, in such amounts, with such insurers and under policies in such form as shall be satisfactory to the Secured Party. The Secured Party shall be named as a loss payee on all such policies, and all such policies shall provide that they are not cancellable without thirty (30) days' prior written notice to the Secured Party. The Debtor shall, if requested by the Secured Party, obtain and deliver to the Secured Party, from time to time, satisfactory original or duplicate policies or certificates of insurance, including any endorsements, to evidence the Debtor's satisfaction of the insurance requirements hereunder. In the event of loss or damage with respect to any or all of the Tangible Collateral, the Secured Party shall have the right to collect any and all insurance upon the Tangible Collateral and to apply the same at its option to any of the Obligations, whether or not matured, or to the replacement, restoration or repair of any or all of the Tangible Collateral.

     (d) None of the Collateral is or will be affixed to real estate unless the Debtor has furnished to the Secured Party such consents, waivers or disclaimers as are necessary to make the Secured Party's security interest in such of the Collateral valid against persons or entities holding an interest in such real estate.

7. Intangible Collateral. With respect to the Accounts, Deposits and Investment Property (collectively, the "Intangible Collateral"):

     (a) The Debtor's records concerning all Intangible Collateral since November 15, 2008 have been kept at the address set forth below the Debtor's signature hereto.

     (b) Each item of Intangible Collateral is, or at such time as it becomes part of the Collateral will be, a bona fide, valid and legally enforceable obligation of the account debtor or other obligor in respect thereof, subject to no defense, setoff or counterclaim against the Debtor and in connection with which there is no default with respect to any payment or performance on the part of the Debtor or any other party.

     (c) The Debtor will at all times keep accurate and complete records of payment and performance by the Debtor, the respective account debtors and all other parties obligated on Intangible Collateral.

     (d) The Debtor will keep the Secured Party immediately informed of any material default in payment or performance by the Debtor or any account debtor or other parties obligated on, or of material claims made by others in regard to, Intangible Collateral having, individually or in the aggregate, a value of US$100,000 or more and shall not change the terms thereof (or terminate or permit the impairment of any of its rights thereunder) in any material way without the prior written consent of the Secured Party. The Debtor will make all payments and perform all undertakings on the Debtor's part to be paid or performed with respect to Intangible Collateral when due. The Debtor hereby authorizes the Secured Party to cure any default in payment or performance by the Debtor with respect to Intangible Collateral; provided, however, that the Secured Party shall be under no obligation to do so and, provided, further, that the curing by the Secured Party of any default shall not constitute a waiver by the Secured Party of any default hereunder. The Debtor agrees to reimburse the Secured Party on demand with interest at the Default Rates for any payment made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and any payment made or expense incurred by the Secured Party pursuant to the foregoing authorization shall be part of the Obligations secured hereunder.

     (e) The Secured Party may, in the name of the Secured Party, at any time after the occurrence of an Event of Default hereunder notify the account debtor or other obligor on any item of Intangible Collateral of the Secured Party's security interest. The Secured Party may, in its own name or the name of the Debtor, at any time after the occurrence and during the continuation of an Event of Default hereunder, demand, sue for, collect or receive any money or property payable, or receive any money or property payable or receivable on any Intangible Collateral and settle, release, compromise, adjust, sue upon, foreclose, realize upon or otherwise enforce any item of Intangible Collateral as the Secured Party may determine, and for the purpose of realizing the Secured Party's rights herein, the Secured Party may receive, open and dispose of mail addressed to the Debtor and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf of and in the name of the Debtor. At any time after the occurrence and during the continuance of an Event of Default hereunder, the Secured Party may at any time in its discretion transfer any notes, securities or other Intangible Collateral into its own name or that of its nominee and receive the income thereon and hold the same as Collateral for the Obligations or apply the same to the payment of amounts due in respect of the Obligations. The Debtor agrees to reimburse the Secured Party on demand with interest at the applicable Default Rates for any payment made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and any payment made or expense incurred by the Secured Party pursuant to the foregoing authorization shall be part of the Obligations secured hereunder.

     (f) Subject to licensing rights existing on the date hereof and licenses to which the Secured Party gives its consent, for the purpose of enabling the Secured Party to exercise rights and remedies hereunder, only at such time as the Secured Party, without regard to this paragraph (f), shall be lawfully entitled to exercise such rights and remedies and for no other purpose, the Debtor hereby grants to the Secured Party an irrevocable, exclusive license, exercisable at the time of and in accordance with the exercise of such rights and remedies and without present or future payment of royalty or other compensation to the Debtor, to use, assign, license or sublicense any of the trademarks now owned or hereafter acquired by the Debtor and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

     (g) The Debtor will not enter into, or permit any securities intermediary, commodity intermediary, bank, letter of credit issuer or issuer of uncertificated securities to enter into, any control agreement with any person other than the Secured Party with respect to any of, and the Debtor shall not otherwise grant any person other than the Secured Party control of, any Investment Property, Deposit or letter of credit right.

     (h) If the Collateral at any time includes securities or other Investment Property, the Debtor authorizes the Secured Party to transfer the same or any part thereof into its own name or that of its nominee(s) so that the Secured Party or its nominee(s) may appear of record as the sole owner thereof; provided that, until the Debtor is in default hereunder, the Secured Party shall deliver promptly to the Debtor all notices or other communications received by the Secured Party or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to the Debtor or its order a proxy to vote and take all action, consistent with the terms hereof and of the other Loan Documents, with respect to such Investment Property. The Debtor waives all rights to receive after it is in default hereunder any notices or communications received by the Secured Party or its nominee(s) as such registered owner and agrees that no such proxy issued by the Secured Party to the Debtor or its order shall thereafter be effective.

8. Compliance with Laws. The Debtor will ensure that its use of the Collateral will comply with all applicable laws, ordinances, and regulations of governmental authorities.

9. Waivers. This Agreement shall not be qualified or supplemented by course of dealing. No waiver or modification by the Secured Party of any of the terms and conditions hereof shall be effective unless in writing signed by the Secured Party. No waiver or indulgence by the Secured Party as to any required performance by the Debtor shall constitute a waiver as to any required performance or other obligations of the Debtor hereunder. No modification or amendment of this Agreement shall be valid unless in writing signed by the Debtor and the Secured Party.

10. Release of Collateral, Etc. The obligations of the Debtor shall not be affected by the release or substitution of any collateral or by the release of or any renewal or extensions of time to any party to any instrument, obligation or liability secured hereby or to which the Debtor is a party. The Secured Party shall not be bound to resort to or exhaust its recourse or to take any action against other parties or other collateral. The Debtor hereby waives presentment, demand, protest, notice of protest and notice of non-acceptance or non-payment with respect to any indebtedness, obligation or liability secured hereby.

11. Further Assurances. The Debtor, at its sole cost and expense, will at any time and from time to time hereafter (a) give the Secured Party at least fifteen
(15) days' prior written notice of any proposed change in the Debtor's name, identity or form or jurisdiction of organization, or the adoption or change of any trade names under which the Debtor operates or intends to operate the Collateral; (b) execute such financing statements and other instruments and perform such other acts as may be necessary or as the Secured Party may reasonably request in writing to establish and maintain the security interests herein granted by the Debtor to the Secured Party and the priority and continued perfection thereof; (c) obtain and promptly furnish to the Secured Party evidence of all government approvals that may be required to enable the Debtor to comply with its obligations under this Agreement; and (d) execute and deliver all such other instruments and perform all such other acts as the Secured Party may reasonably request to carry out the transactions contemplated by this Agreement and to maintain and preserve the Secured Party's security interest in the Collateral as a valid, enforceable, perfected, first priority security interest. Without limiting the foregoing, to effectuate the rights and remedies of the Secured Party hereunder, at any time after occurrence and during the continuance of an Event of Default hereunder, the Debtor hereby irrevocably appoints the Secured Party attorney-in-fact for the Debtor in the name of the Debtor or the Secured Party, with full power of substitution, to sign, execute and deliver any and all instruments and documents and do any and all acts and things to the same extent as the Debtor could do, to sell, assign and transfer any in tangible Collateral, including, but not limited to, taking all action necessary or desirable to obtain the approval of any governmental body to the transfer or issuance to the Secured Party or any other person of any intangible Collateral. The Debtor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, in any jurisdictions and with any filing offices as the Secured Party may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Secured Party in connection herewith. Such financing statements may describe the collateral in the same manner as described in any security agreement or pledge agreement entered into by the parties in connection herewith or may contain an indication or description of collateral that describes such property in any other manner as the Secured Party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Secured Party in connection herewith, including, without limitation, describing such property as "all assets" or "all personal property" whether now owned or hereafter acquired.

12. Expenses Incurred by the Secured Party. The Secured Party is not required to, but may, at its option, pay any tax, insurance premium, filing or recording fees, or other charges payable by the Debtor hereunder, and any such amount paid shall bear interest from the date of payment until repaid at the applicable Default Rates. Such amounts shall be repayable by the Debtor on demand, and the Debtor's obligation to make such repayment shall constitute an additional Obligation secured hereby.

13. Assignment. The Secured Party may assign or transfer the whole or any part of the Obligations and may transfer therewith as collateral security the whole or any part of the Collateral and all obligations, rights, powers and privileges herein provided shall inure to the benefit of the assignee to the extent of such assignment.


14. Events of Default. All sums secured hereby shall become immediately due and payable, at the option of the Secured Party, without further demand or notice, after any of the following occur, each of which shall be an "Event of Default":

     (a) Failure by the Debtor to make any payment (whether of principal, interest, expenses, fees or otherwise) required to be made under the Loan Documents, when due, by acceleration or otherwise; or

     (b) Failure by the Debtor to observe or perform any other covenant, condition or agreement contained herein or in the Loan Documents when such observance or performance is due (subject to any applicable cure period); or

     (c) Any representation or warranty made by the Debtor contained herein or in any other Loan Document shall be untrue in any material respect; or

     (d) The Debtor commences, or there is commenced against it, any case, proceeding or other action or takes, or there is taken against it, any other action in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition, compromise, readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement, composition, compromise, readjustment of debt or similar act or law of any jurisdiction, now or hereafter existing, or takes any action indicating its consent to, approval of, or acquiescence in, any such case, proceeding or other action; the Debtor applies for, or there is appointed, a receiver, interim receiver, sequestrator, trustee or custodian of it or for all or a substantial part of its property; the Debtor makes an assignment for the benefit of creditors; the Debtor fails generally to pay its debts as they mature or admits in writing its inability to pay its debts as they mature; the Debtor is adjudicated insolvent or bankrupt; or there is issued a warrant of attachment, execution or similar process against any substantial part of the Debtor's property; and in the case of any such event not initiated by the Debtor, such event continues for 60 days undismissed, unbonded and undischarged; or

     (e) The occurrence of any loss, theft, damage or destruction of any material portion of the Collateral in excess of insurance coverage.

15. Remedies. If an Event of Default shall occur, the Secured Party shall have all remedies provided by law and, without limiting the generality of the foregoing or the remedies provided in any other Section hereof or in any other Loan Document, shall have the following remedies:

     (a)  The remedies of a secured party under the Uniform Commercial Code; and

     (b) The right, at the Secured Party's option, to sell in a commercially reasonable manner all or part of the Collateral and make application of all proceeds or sums due on the Collateral; and

     (c) The right to enter any premises where any of the Collateral is situated and take possession of such Collateral without notice or demand and without legal proceedings; and

     (d) The right to exercise and enforce all of the Debtor's rights under any contracts or any other agreement to which the Debtor is a party or of which the Debtor is a beneficiary; and

     (e) All other remedies which may be available in law or equity. At the request of the Secured Party, the Debtor will assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party. To the extent that notice of sale shall be required by law to be given, the Debtor agrees that a period of ten (10) days from the time the notice is sent shall be a reasonable period of notification of a sale or other disposition of Collateral by the Secured Party and that any notice or other communication from the Secured Party to the Debtor pursuant to this Agreement or required by any statute may be given to the Debtor at the address set forth under its name on the signature page hereof. The Debtor agrees to pay on demand the amount of all expenses incurred by the Secured Party in protecting and realizing on the Collateral, and the Debtor further agrees that if this Agreement or any Obligation is referred to an attorney for protecting or defending the priority of the Secured Party's interest in the Collateral or for collecting or realizing thereon, the Debtor shall pay all of the Secured Party's expenses including, without limitation, all reasonable attorneys' fees and costs and expenses of title search and all court costs and costs of public officials, and the Debtor further agrees that its obligation to pay such amounts shall bear interest from the date such expenditures are made by the Secured Party until repaid at the Default Rates and shall be secured hereby. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining to the Collateral beyond reasonable care in the custody or preservation thereof. The Debtor agrees to pay any deficiency remaining after collection or realization by the Secured Party on the Collateral.

16. Hold Harmless. The Debtor will indemnify and hold the Secured
Party harmless from all liability, loss, damage or expense including, but not limited to, all reasonable attorneys' fees and costs, that the Secured Party incurs resulting from, arising out of or relating to the Secured Party's efforts to comply with or enforce the terms of this Agreement or the Obligations. The covenants set forth in this Section 16 shall survive the termination of this Agreement.

17. Severability. In case any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction; and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

18. Successors. This Agreement inures to the benefit of the Secured Party and its successors and assigns, and shall bind the successors and assigns of the Debtor. The Debtor may not assign its rights and obligations hereunder without the prior written consent of the Secured Party.

19. Other Agreements. The terms of this Agreement are intended to supplement and not to replace or be replaced by the terms of the other Loan Documents and the rights and remedies herein provided to the Secured Party are intended to be cumulative of and in addition to all rights and remedies conferred by the other Loan Documents.

20. Notices. Notices and other communications with respect to this Agreement shall be in writing (including telecommunications) and made or delivered to the party to which such notice or other communication is required or permitted to be given or made at the address shown on the signature pages of this Agreement, or at such other address as shall be designated by such party in a written notice to the other party given in accordance with this Section and shall be considered delivered on receipt if telecommunicated or delivered by messenger or courier service or five days after mailing, postage prepaid. All mailed notices shall be by certified or registered mail.

21. Judgment Currency. If for the purposes of obtaining judgment in any court in any jurisdiction or for any other purpose hereunder it becomes necessary to convert into the currency of such jurisdiction (the "Judgment Currency") any amount due hereunder in any currency other than the Judgment Currency, then such conversion shall be made in accordance with the normal banking procedures of the Secured Party at the rate of exchange prevailing on the last business day before the day on which judgment is given. In the event that there is a change in the rate of exchange prevailing between the last business day before the day on which the judgment is given and the date of payment of the amount due, the Debtor shall, on the date of payment, pay such additional amounts (if any) as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which, when converted at the rate of exchange prevailing on the date of payment, is the amount then due under this Agreement in such other currency. Any additional amount due from the Debtor under this paragraph 21 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement.

22. Withholding Taxes. Any and all payments by the Debtor hereunder shall be made free and clear of, and without deduction for, any and all present and or future taxes. If the Debtor is required by law to deduct any taxes from or in respect of any sum payable hereunder to the Secured Party, (a) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 22) the Secured Party will receive an amount equal to the sum it would have received had no such deductions been made; (b) the Debtor shall make such deductions; and (c) the Debtor shall pay the full amount deducted to the relevant taxing authority or other governmental authority in accordance with applicable law and promptly forward to the Secured Party an official receipt or other documentation acceptable to the Secured Party evidencing such payment.

23. Governing Law and Venue; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. THE DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEVADA STATE COURT SITTING IN RENO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.




                           [INTENTIONALLY LEFT BLANK]

24. Waiver of Jury Trial. THE DEBTOR AND, BY ITS ACCEPTANCE OF THIS AGREEMENT, THE SECURED PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A JURY TRIAL OF ANY DISPUTE RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the date first above written.

DEBTOR:                                    Braintech, Inc., a Nevada corporation


                                           By: _______________________________
                                               Name:  Frederick Weidinger
                                               Title: Chairman, President & CEO

                                           Address for Notices:


                                           1750 Tysons Boulevard
                                           Suite 350
                                           McLean, VA 22102
                                           Attention:  Chief Executive Officer

                                           Fax:  703-637-9772
                                           U.S. Tax ID No.:  98-0168932
                                           Nevada Corp. No.: C1515-1987
Secured Party Address for Notices:

Royal Bank of Canada
36th Floor, 1055 West Georgia Street
Vancouver, British Columbia V6E 3S5

Attention:        William Chiu
Fax:              (604) 665-6368
Telephone:        (604) 665-3135